UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 24, 2004

Date of Report (Date of earliest event reported)

BUSINESSWAY INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-27097	98-0215778
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1480 RUE BÉGIN SAINT-LAURENT, QUEBEC, CANADA H4R 1X1
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(514) 990-4242

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS OPERATIONS

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 24, 2004, the Registrant entered into an Acquisition Agreement to Purchase Inter Canadian Business Services, Ltd. A Canadian Corporation with its corporate headquarters located in Westmount, Quebec, Canada, which owns all the issued and outstanding shares of Puritan Securities, Inc., a New York Corporation located in New York, New York, an SEC registered broker-dealer and a member of the NASD (hereinafter collectively "ICBS"). The aggregate consideration for the acquisition will be 86,173,987 newly issued post reverse common shares of the Registrant to be paid at closing. A copy of the Acquisition Agreement is attached as Exhibit 10 to this Form 8-K.

The Acquisition Agreement is subject to a filing of a DEF 14C Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 with a view to take effect on or around November 1, 2004 (twenty one days after the date the Information Statement is mailed to the Company's shareholders of record).

Inter Canadian Business Services, Ltd. (www.icbs.ca) ICBS is a business consulting company located in Greater Montreal, Canada servicing companies throughout the world intending to do business in Canada that owns a U.S. licensed broker-dealer based in New York City, that specializes in servicing small to mid-sized companies that cover an extensive range of services from taking companies public in the United States, incorporation, back-office administration to capital raising in a variety of industry sectors. ICBS has placed its emphasis on accounting, financial and administrative support for their clients.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.03             MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On September 24, 2004, at a Special meeting of the Shareholders, a majority of the Shareholders of the registrant being present approved a 5:1 reverse split of the Company's issued and outstanding common stock, to take effect at closing in accordance with the Acquisition Agreement dated September 24, 2004 and in accordance with Item 1.01 above.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03             AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On September 24, 2004, at a Special meeting of the Shareholders, a majority of the Shareholders of the registrant being present approved the following resolutions to take effect at closing in accordance with the Acquisition Agreement dated September 24, 2004 and in accordance with Item 1.01 above:

(1) To change the registrant's name from BusinessWay International Corporation to ICBS International Corp; and

(2) That the capital stock of the registrant to be issued in accordance with the Acquisition Agreement dated September 24, 2004 shall have no voting rights until the conditions as set forth in the Acquisition Agreement have been fully met. The Acquisition Agreement calls for a minimum of $500,000USD in cumulative profit, from January 1, 2005 to December 31, 2005 or shall have raised a minimum of $1,000,000USD of additional financing on or before December 31, 2005 for up to 12,000,000 additional common shares. In the event the said conditions are not met by December 31, 2005, these newly issued shares are cancelled. A copy of the Amended Articles of Incorporation is attached as Exhibit 3 to this Form 8-K.

SECTION 7 - REGULATION FD

ITEM 7.01

On September 27, 2004 the Registrant issued a press release announcing that it has signed a formal agreement subject to regulatory filings and various approvals to acquire ICBS including its wholly owned subsidiary. A copy of the press release is attached as Exhibit 99 to this Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.            Exhibits.

EXHIBIT NO.	DOCUMENT DESCRIPTION
3	Amended Articles of Incorporation
10	Acquisition Agreement dated September 24, 2004
99	Press Release dated September 27, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

BUSINESSWAY INTERNATIONAL CORP.
(Registrant)

Date: September 27, 2004	By:	/s/ Dominic Heddo
		Name:	Dominic Heddo
		Title:	Chief Executive Officer